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                                                                   EXHIBIT 23(b)

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 6, 1997 included (or incorporated by reference) in Weyerhaeuser Company's Form 10-K for the year ended December 29, 1996 and to all references to our Firm included in this registration statement.

                                                ARTHUR ANDERSEN LLP

Seattle, Washington
September 30, 1997